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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                   FORM 8-K/A

                           AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported).....November 1, 1995

                              TEJAS GAS CORPORATION
             (Exact name of registrant as specified in its charter)




        DELAWARE                     0-17389              76-0263364
(State or other jurisdiction       (Commission          (I.R.S. Employer
     of incorporation)             File Number)       Identification Number)


     1301 MCKINNEY, SUITE 700
          HOUSTON, TEXAS                                     77010
 (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (713) 658-0509


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Item 7.   Financial Statements and Exhibits [Explanatory Note].

     The Registrant's Current Report on Form 8-K dated November 2, 1995 is hereby amended to include the physical re-filing of Exhibit 10.3.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits

              *10.1      Gas  Sale  and  Purchase  Contract  Between  Tejas  Gas
                         Corporation, as Seller, and Coral Energy Resources, L.P., as Buyer, dated November 1, 1995

              *10.2 Gas Sale and Purchase Contract Between Acadian Gas Corporation, as Seller, and Coral Energy Resources, L.P., as Buyer, dated November 1, 1995

              *10.3     Limited    Partnership   Agreement   of   Coral   Energy
                         Resources, L.P., dated September 1, 1995




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*    Certain portions omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   TEJAS GAS CORPORATION
                                   (Registrant)



Date: January  31, 1996             By: /S/ JAMES W. WHALEN
                                      --------------------
                                       James W. Whalen
                                       Executive Vice President and
                                       Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION

  10.3 Limited Partnership Agreement of Coral Energy Resources, L.P. dated September 1, 1995